                                                                    EXHIBIT 99.4
                           SEVEN SEAS PETROLEUM INC.

    NOTICE OF GUARANTEED DELIVERY OF 12 1/2% SERIES A SENIOR NOTES DUE 2005

     As set forth in the Prospectus dated             , 1998 (as the same may be
amended or supplemented from time to time, the "Prospectus") of Seven Seas Petroleum Inc. (the "Issuer") under the caption "The Exchange
Offer -- Procedures for Tendering" and in the Letter of Transmittal for Offer to Exchange 12 1/2% Series B Senior Notes due 2005 (the "Letter of Transmittal"), this form or one substantially equivalent hereto must be used to accept the Exchange Offer (as defined below) of the Issuer if: (i) certificates for the above-referenced notes (the "Original Notes") are not immediately available,
(ii) time will not permit all required documents to reach the Exchange Agent (as defined below) on or prior to the Expiration Date (as defined in the Prospectus) or (iii) the procedures for book-entry transfer cannot be completed on or prior to the Expiration Date. Such form may be delivered by hand or transmitted by telegram, telex, facsimile transmission or letter to the Exchange Agent.

  TO: THE BANK OF NOVA SCOTIA TRUST COMPANY OF NEW YORK (THE "EXCHANGE AGENT")

                         For Information by Telephone:
                                 (212) 225-5427

               The Bank of Nova Scotia Trust Company of New York
                           Corporate Trust Department
                                   23rd Floor
                               One Liberty Plaza
                               New York, NY 10006

          By Facsimile Transmission (for Eligible Institutions Only):
                                 (212) 225-5436
                            (Facsimile confirmation)
                                 (212) 225-5427

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OR NUMBER OTHER THAN THOSE SHOWN ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE VALID DELIVERY.

Ladies and Gentlemen:

     The undersigned hereby tenders to the Issuer, upon the terms and conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which are hereby acknowledged, the principal amount of Original Notes set forth below pursuant to the guaranteed delivery procedures described in the Prospectus and the Letter of Transmittal.

     The undersigned understands and acknowledges that the Exchange Offer will
expire at 5:00 p.m., New York City time, on             , 1998, unless extended
by the Issuer. With respect to the Exchange Offer, "Expiration Date" means such time and date, or if the Exchange Offer is extended, the latest time and date to which the Exchange Offer is so extended by the Issuer.

     All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

                     DESCRIPTION OF ORIGINAL NOTES TENDERED

                                                          AGGREGATE PRINCIPAL
                                                                AMOUNT
 CERTIFICATE NUMBER(S) (IF KNOWN) OF ORIGINAL NOTES OR      REPRESENTED BY      PRINCIPAL AMOUNT
       ACCOUNT NUMBER AT THE BOOK-ENTRY FACILITY               OLD NOTES            TENDERED
================================================================================
================================================================================
                                                           Total:
--------------------------------------------------------------------------------
                     PLEASE SIGN AND COMPLETE Signature(s):
---------------------------------------------                           Name(s):

                                                          Capacity (full
                                                          title), if signing
                        Address:                          in a representative
                       (Zip Code)                         capacity:

Area Code and Telephone Number:

                                                          Taxpayer
                                                          Identification or
                                                          Social
Dated: ------------------------------                     Security Number:

                             GUARANTEE OF DELIVERY

     The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees (a) that the above-named person(s) own(s) the above-described securities tendered hereby within the meaning of Rule 10b-4 under the Securities Exchange Act of 1934, (b) that such tender of the above-described securities complies with Rule 10b-4, and (c) that delivery to the Exchange Agent of certificates tendered hereby, in proper form for transfer, or delivery of such certificates pursuant to the procedure for book-entry transfer, in either case with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other required documents, is being made within three business days after the date of execution of a Notice of Guaranteed Delivery of the above-named person.

(Name of Firm)

Sign here:
                             (Authorized Signature)

Name:
                             (Please Type or Print)

(Area Code and Telephone Number)

Address  Zip Code  ______________

Dated:                 , 1998

                                        2